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                  AMENDMENT NUMBER SIX TO CREDIT AGREEMENT
       AND AMENDMENT TO REVOLVING LINE NOTES AND OPERATING LINE NOTES

                                 Background

  This Amendment Number Six to Credit Agreement and Amendment to Revolving Line Notes and Operating Line Notes ("Amendment") amends (a) the Credit Agreement dated July 31, 1991, originally among United Grocers, Inc. as Borrower, Seattle-First National Bank, United States National Bank of Oregon, and Security Pacific Bank Oregon as Banks, and Seattle-First National Bank as Agent, as previously amended by five amendments, the most recent of which was dated May 28, 1993 (the original Credit Agreement as so amended is hereafter referred to as the "Agreement"), and (b) those certain "Revolving Line Notes" and "Operating Line Notes", as such terms are defined in the Agreement and have been previously amended.

  Capitalized terms used, but not defined, in this Amendment will have the meaning given in the Agreement.

                                 Agreements

  For good consideration, receipt of which is hereby acknowledged by each of the undersigned parties, the parties agree as follows:

            1.   Amendments to Agreement.

                 a.The definition of the terms "Total Commitments", "Total Operating Line Commitment" and "Total Revolving Line Commitment" used in the Agreement are hereby amended to reflect a temporary increase in the total aggregate sum that United Grocers, Inc. may borrow under the Revolving Line Notes and the Operating Line Notes up to $39,000,000.00 and $26,000,000.00, respectively, for the period commencing on the date of this Amendment and continuing until January 30, 1994 and subject to all of the terms and conditions of the Agreement.

                 b.Section 4.01 of the Agreement is hereby amended to reflect a temporary increase up to the following total aggregate sums that each of the specified Revolving Line Banks is committed to advance to United Grocers, Inc. under the Revolving Line Notes, as amended by this Amendment, for the period commencing on the date of this Amendment and continuing until January 30, 1994 and subject to all of the terms and conditions of the Agreement:

          Lender         Aggregate Borrowings Permitted

          Seafirst       $16,250,000.00
          U.S. Bank      $16,250,000.00
          B of A         $ 6,500,000.00

          c. Section 4.02 of the Agreement is hereby amended to reflect a temporary increase up to the following total aggregate sums that each of the specified Operating Line Banks is committed to advance to United Grocers, Inc. under the Operating Line Notes, as amended by this Amendment, for the period commencing on the date of this Amendment and continuing until January 30, 1994 and subject to all of the terms and conditions of the Agreement:

          Lender         Aggregate Borrowings Permitted

          Seafirst       $13,000,000.00
          U.S. Bank      $13,000,000.00

     2. Amendment of Revolving Line Notes. Each of the Amended and Restated Revolving Line Notes dated April 20, 1993 are hereby amended to reflect a temporary increase in the total aggregate sum that United Grocers, Inc. may borrow under each of the Amended and Restated Revolving Line Notes executed in favor of the following specified lenders up to the amounts specified below for the limited time period commencing on the date of this Amendment and continuing until January 30, 1994 and subject to all of the terms and conditions of the Agreement:

          Lender         Aggregate Borrowings Permitted

          Seafirst       $16,250,000.00
          U.S. Bank      $16,250,000.00
          B of A         $ 6,500,000.00

     3. Amendment of Operating Line Notes. Each of the Amended and Restated Operating Line Notes dated April 20, 1993 are hereby amended to reflect a temporary increase in the total aggregate sum that United Grocers, Inc. may borrow under each of the Amended and Restated Operating Line Notes executed in favor of the following specified lenders up to the amounts specified below for the limited time period commencing on the date of this Amendment and continuing until January 30, 1994 and subject to all of the terms and conditions of the Agreement:

          Lender         Aggregate Borrowings Permitted

          Seafirst       $13,000,000.00
          U.S. Bank      $13,000,000.00

     4. Counterparts; Effect. This Amendment may be executed in multiple counterparts, which when taken together shall be considered a single original. Except as specifically amended by this Amendment or prior amendments, all other terms, conditions, and definitions of the Agreement and the Notes shall remain in full force and effect.

  DATED as of the 29th day of October, 1993.

Borrower:                Banks:

UNITED GROCERS, INC.     SEATTLE-FIRST NATIONAL BANK,
                         as Bank and as Agent


By      Alan C. Jones                     By

Title   President                         Title



                                     UNITED STATES NATIONAL BANK
                                     OF OREGON


By     John W. White                      By

Title  Vice President                     Title


                                     BANK OF AMERICA, NATIONAL
                                     TRUST AND SAVINGS ASSOCIATION


                                     By

                                     Title
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